FIST2 P-1 03/14

SUPPLEMENT DATED MARCH 4, 2014

TO THE PROSPECTUS DATED MARCH 1, 2014

OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Total Return Fund)

The prospectus is amended as follows:

I.  For the Franklin Adjustable U.S. Government Securities Fund, the “Fund Summaries – Fees and Expenses of the Fund” section on page 2 is revised as follows:

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class A1[1]	Class C	Class R6[2]	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	2.25%	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[3]	None[3]	1.00%	None	None

1. The Fund will begin offering Class A1 shares on June 18, 2014.
2. The Fund began offering Class R6 shares on September 20, 2013.
3. There is a 0.75% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges - Class A" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class A1[1]	Class C	Class R6	Advisor Class
Management fees[2]	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	0.10%	0.65%	None	None
Other expenses[3]	0.12%	0.12%	0.12%	0.04%	0.12%
Total annual Fund operating expenses	0.87%	0.72%	1.27%	0.54%	0.62%

1. The figures shown represent the estimated expenses for A1.
2. Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund's investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under "Management" in the Fund's prospectus. Total annual fund operating expenses are not affected by such bundling.
3. Other expenses for Class R6 represent an estimate of expenses, including the effect of this Class's lower shareholder servicing fees.

II.  The “Fund Details – Your Account” section following the “Choosing a Share Class” table beginning on page 128 is revised as follows:

The Floating Rate Daily Access, Low Duration and Total Return Funds began offering Class R6 shares on May 1, 2013. The Adjustable U.S. Government Securities Fund began offering Class R6 shares on September 20, 2013. Class A1 shares of the Adjustable U.S. Government Fund will launch on the date of a proposed reorganization of the Franklin Limited Maturity U.S. Government Fund into Adjustable U.S. Government Fund (estimated to be June 18, 2014). Shareholders of Franklin Limited Maturity U.S. Government Fund Class A will receive shares of Adjustable U.S. Government Fund Class A1. Class A1 shares will not be available to new investors.

Please keep this supplement for future reference.

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